SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 18, 2000
                                                        -----------------


                              CORECOMM LIMITED
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               (Exact Name of Registrant as Specified in Charter)


Bermuda                          0-24521                      Not Applicable
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(State or Other Jurisdiction   (Commission                  (IRS Employer
  of Incorporation)             File Number)                 Identification No.)



Cedar House, 41 Cedar Avenue, Hamilton, Bermuda             HM 12
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's Telephone Number, including area code (441) 295-2244
                                                  ----------------



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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.        Other Events.
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     On January 18, 2000, CoreComm Limited announced that its Board of Directors declared a 3-for-2 stock split by way of a stock dividend with respect to its common stock. The record date for this dividend is January 28, 2000 and the payment date is February 2, 2000.



Item 7.           Financial Statements and Exhibits.
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                  Exhibits

99.1              Press Release, issued January 18, 2000

                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  CORECOMM LIMITED
                                  (Registrant)


                                  By: /s/ Richard J. Lubasch
                                  ---------------------------------
                                  Name:   Richard J. Lubasch
                                  Title:  Senior Vice President, General Counsel
                                           and Secretary



Dated:   January 19, 2000

                                  EXHIBIT INDEX



Exhibit                                                      Page


99.1           Press Release, issued January 18, 2000